Exhibit 99.1
Noble Energy, Inc.
Unaudited Pro Forma Consolidated Financial Statements

The unaudited pro forma consolidated financial statements of Noble Energy, Inc. have been derived from our historical consolidated financial statements and are being presented to give effect to the sale of our Dumbarton and Lochranza properties located in the UK sector of the North Sea. The unaudited pro forma consolidated balance sheet as of June 30, 2012 has been prepared as though the sale occurred on June 30, 2012. The unaudited pro forma consolidated statements of operations for the years ended December 31, 2011, 2010, and 2009 have been prepared as though the sale occurred on January 1, 2009. We have not provided an unaudited pro forma consolidated statement of operations for the six months ended June 30, 2012, because the results of the Dumbarton and Lochranza properties were included within discontinued operations in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2012.
The following unaudited pro forma consolidated financial statements should be read in conjunction with our historical financial statements and accompanying notes.
The unaudited pro forma consolidated financial statements are for illustrative purposes only, and do not reflect what our financial position and results of operations would have been had the sale occurred on the dates indicated and are not necessarily indicative of our future financial position and future results of operations.

Noble Energy, Inc.
Unaudited Pro Forma Consolidated Balance Sheets
(millions)
June 30, 2012

	As Reported	Pro Forma Adjustments		As Adjusted
ASSETS
Current Assets
Cash and Cash Equivalents	$702	$117	(a)	$819
Accounts Receivable, Net	824	—		824
Other Current Assets	368	—		368
Assets Held for Sale	324	(234)	(b)	90
Total Current Assets	2,218	(117)		2,101
Property, Plant and Equipment
Oil and Gas Properties (Successful Efforts Method of Accounting)	18,440	—		18,440
Property, Plant and Equipment, Other	322	—		322
Total Property, Plant and Equipment, Gross	18,762	—		18,762
Accumulated Depreciation, Depletion and Amortization	(5,337)	—		(5,337)
Total Property, Plant and Equipment, Net	13,425	—		13,425
Goodwill	696	—		696
Other Noncurrent Assets	642	—		642
Total Assets	$16,981	$(117)		$16,864
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Accounts Payable - Trade	$1,279	$—		$1,279
Other Current Liabilities	1,060	$(157)	(b)	903
Total Current Liabilities	2,339	(157)		2,182
Long-Term Debt	4,074	—		4,074
Deferred Income Taxes, Noncurrent	2,080	—		2,080
Other Noncurrent Liabilities	683	—		683
Total Liabilities	9,176	(157)		9,019
Commitments and Contingencies
Shareholders’ Equity
Preferred Stock - Par Value $1.00 per share; 4 Million Shares Authorized, None Issued	—	—		—
Common Stock - Par Value $0.01 per share; 500 Million Shares Authorized; 198 Million Shares Issued	2	—		2
Additional Paid in Capital	3,224	—		3,224
Accumulated Other Comprehensive Loss	(97)	—		(97)
Treasury Stock, at Cost; 19 Million Shares	(651)	—		(651)
Retained Earnings	5,327	40	(b)	5,367
Total Shareholders’ Equity	7,805	40		7,845
Total Liabilities and Shareholders’ Equity	$16,981	$(117)		$16,864

The accompanying notes are an integral part of these financial statements.

Noble Energy, Inc.
Unaudited Pro Forma Consolidated Statements of Operations
(millions, except per share amounts)
Year Ended December 31, 2011

	As Reported	Pro Forma Adjustments (c)	As Adjusted
Revenues
Oil, Gas and NGL Sales	$3,536	$(257)	$3,279
Income from Equity Method Investees	195	—	195
Other Revenues	32	—	32
Total	3,763	(257)	3,506
Costs and Expenses
Production Expense	618	(38)	580
Exploration Expense	279	—	279
Depreciation, Depletion and Amortization	965	(74)	891
General and Administrative	341	—	341
Gain on Divestitures	(25)	—	(25)
Asset Impairments	759	—	759
Other Operating (Income) Expense, Net	86	—	86
Total	3,023	(112)	2,911
Operating Income	740	(145)	595
Other (Income) Expense
(Gain) Loss on Commodity Derivative Instruments	(42)	—	(42)
Interest, Net of Amount Capitalized	65	—	65
Other Non-Operating (Income) Expense, Net	2	—	2
Total	25	—	25
Income from Continuing Operations Before Income Taxes	715	(145)	570
Income Tax Provision	262	(124)	138
Income from Continuing Operations	$453	$(21)	$432

Earnings from Continuing Operations Per Share, Basic	$2.57		$2.45
Earnings from Continuing Operations Per Share, Diluted	2.54		2.42

Weighted Average Number of Shares Outstanding
Basic	176		176
Diluted	179		179

The accompanying notes are an integral part of these financial statements.

Noble Energy, Inc.
Unaudited Pro Forma Consolidated Statements of Operations
(millions, except per share amounts)
Year Ended December 31, 2010

	As Reported	Pro Forma Adjustments (c)	As Adjusted
Revenues
Oil, Gas and NGL Sales	$2,832	$(203)	$2,629
Income from Equity Method Investees	118	—	118
Other Revenues	72	—	72
Total	3,022	(203)	2,819
Costs and Expenses
Production Expense	570	(34)	536
Exploration Expense	245	(1)	244
Depreciation, Depletion and Amortization	883	(55)	828
General and Administrative	277	—	277
Gain on Divestitures	(113)	—	(113)
Asset Impairments	144	—	144
Other Operating (Income) Expense, Net	64	—	64
Total	2,070	(90)	1,980
Operating Income	952	(113)	839
Other (Income) Expense
(Gain) Loss on Commodity Derivative Instruments	(157)	—	(157)
Interest, Net of Amount Capitalized	72	—	72
Other Non-Operating (Income) Expense, Net	6	—	6
Total	(79)	—	(79)
Income from Continuing Operations Before Income Taxes	1,031	(113)	918
Income Tax Provision	306	(56)	250
Income from Continuing Operations	$725	$(57)	$668

Earnings from Continuing Operations Per Share, Basic	$4.15		$3.82
Earnings from Continuing Operations Per Share, Diluted	4.10		3.77

Weighted Average Number of Shares Outstanding
Basic	175		175
Diluted	177		177

The accompanying notes are an integral part of these financial statements.

Noble Energy, Inc.
Unaudited Pro Forma Consolidated Statements of Operations
(millions, except per share amounts)
Year Ended December 31, 2009

	As Reported	Pro Forma Adjustments (c)	As Adjusted
Revenues
Oil, Gas and NGL Sales	$2,060	$(78)	$1,982
Income from Equity Method Investees	84	—	84
Other Revenues	169	—	169
Total	2,313	(78)	2,235
Costs and Expenses
Production Expense	525	(25)	500
Exploration Expense	144	—	144
Depreciation, Depletion and Amortization	816	(17)	799
General and Administrative	237	—	237
Gain on Divestitures	(22)	—	(22)
Asset Impairments	604	—	604
Other Operating (Income) Expense, Net	67	—	67
Total	2,371	(42)	2,329
Operating Loss	(58)	(36)	(94)
Other (Income) Expense
(Gain) Loss on Commodity Derivative Instruments	110	—	110
Interest, Net of Amount Capitalized	84	—	84
Other Non-Operating (Income) Expense, Net	12	—	12
Total	206	—	206
Loss from Continuing Operations Before Income Taxes	(264)	(36)	(300)
Income Tax Provision	(133)	(18)	(151)
Loss from Continuing Operations	$(131)	$(18)	$(149)

Loss from Continuing Operations Per Share, Basic	$(0.75)		$(0.86)
Loss from Continuing Operations Per Share, Diluted	(0.75)		(0.86)

Weighted Average Number of Shares Outstanding
Basic	173		173
Diluted	173		173

The accompanying notes are an integral part of these financial statements.

Noble Energy, Inc.
Notes to Unaudited Pro Forma Consolidated Financial Statements

Note 1. Basis of Presentation
On August 13, 2012, Noble Energy, Inc. (Noble Energy, we or us) sold its 30% working interest in the Dumbarton and Lochranza properties located in the UK sector of the North Sea. The effective date of the sale is January 1, 2012. Therefore the proceeds from the sale were adjusted downward for the net cash flows of the properties between the effective date of January 1, 2012 and the closing date.
The accompanying unaudited pro forma consolidated balance sheet has been prepared to give effect to the divestiture as if it had occurred on June 30, 2012 while the unaudited pro forma consolidated statements of operations have been prepared to give effect to the divestiture as if it had occurred on January 1, 2009.
Note 2. Pro Forma Adjustments
The unaudited pro forma consolidated financial statements reflect the following adjustments:
(a) To adjust for the proceeds, estimated closing adjustments and transaction costs. Information regarding these adjustments is as follows:

(in millions)
Gross Proceeds	$129
Less:
Estimated Closing Adjustments and Transaction Costs	(12)
Estimated Net Proceeds	$117
(b) To adjust for the assets sold and associated liabilities along with the estimated gain on divestiture. Information regarding these adjustments is as follows:

(in millions)
Estimated Net Proceeds	$117
Less:
Net Book Value of Assets Sold	(234)
Asset Retirement Obligations Associated with Assets Sold	55
Pre-tax Loss on Asset Sale	(62)
Deferred Tax Liability Associated with Assets Sold	102
Gain on Asset Sale, Net of Tax	$40
(c) To adjust all periods presented to reflect the operations of our Dumbarton and Lochranza properties as discontinued. Our long-term debt is recorded at the consolidated level; therefore, no interest expense has been allocated to our discontinued Dumbarton and Lochranza properties.